Exhibit 99.1

BuzzFeed, Inc. Reaffirms Fourth Quarter 2022 Financial Outlook

for Revenue and Adjusted EBITDA Following Yesterday’s Cost Restructuring Announcement

NEW YORK – (December 7, 2022) – BuzzFeed, Inc. (“BuzzFeed” or the “Company”) (Nasdaq: BZFD), a premier digital media company for the most diverse, most online, and most socially engaged generations the world has ever seen, today has reaffirmed its fourth quarter 2022 financial outlook following yesterday’s announcement of a cost restructuring plan.

“Yesterday we implemented a restructuring to enable BuzzFeed to weather ongoing macroeconomic headwinds and audience shifts. We have a long history of adapting and investing in strategies to best serve our audiences and business partners,” said Jonah Peretti, BuzzFeed Founder and CEO. “Successful execution against our plans will enable us to invest in areas that will drive growth and build a more robust creator business.”

Peretti concluded, “Following these changes, we are reaffirming our fourth quarter 2022 financial outlook. This plan also represents a proactive step to ensure the Company is set up to accelerate execution and deliver strong business results into 2023.”

Fourth Quarter 2022 Financial Outlook

For the fourth quarter of 2022:

●	We expect overall revenues in the range of $129 to $134 million

●	We expect Adjusted EBITDA in the range of $12.5 to $17.5 million

These statements are forward-looking and actual results may differ materially as a result of many factors. Refer to the Forward-Looking Statements safe harbor below for information on factors that could cause our actual results to differ materially from these forward-looking statements.

We have not provided the most directly comparable GAAP financial guidance measure due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. Accordingly, a reconciliation of non-GAAP guidance for Adjusted EBITDA to the corresponding GAAP measure is not available.

About BuzzFeed, Inc.

BuzzFeed, Inc. is home to the best of the internet. Across food, news, pop culture and commerce, our brands drive conversation and inspire what audiences watch, read, buy, and obsess over next. Born on the internet in 2006, BuzzFeed, Inc. is committed to making it better: providing trusted, quality, brand-safe news and entertainment to hundreds of millions of people; making content on the internet more inclusive, empathetic, and creative; and inspiring our audience to live better lives.

Non-GAAP Financial Measures

Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures and represent key metrics used by management and our board of directors to measure the operational strength and performance of our business, to establish budgets, and to develop operational goals for managing our business. We define Adjusted EBITDA as net loss, excluding the impact of net (loss) income attributable to noncontrolling interests, income tax provision (benefit), interest expense, interest income, other expense, net, depreciation and amortization, stock-based compensation, change in fair value of warrant liabilities, change in fair value of derivative liability, restructuring costs, impairment expense, transaction-related costs, certain litigation costs, public company readiness costs, and other non-cash and non-recurring items that management believes are not indicative of ongoing operations. Adjusted EBITDA margin is calculated by dividing Adjusted EBITDA by revenue for the same period.

We believe Adjusted EBITDA and Adjusted EBITDA margin are relevant and useful information for investors because they allow investors to view performance in a manner similar to the method used by our management. There are limitations to the use of Adjusted EBITDA and Adjusted EBITDA margin and our Adjusted EBITDA and Adjusted EBITDA margin may not be comparable to similarly titled measures of other companies. Other companies, including companies in our industry, may calculate non-GAAP financial measures differently than we do, limiting the usefulness of those measures for comparative purposes.

Adjusted EBITDA and Adjusted EBITDA margin should not be considered a substitute for measures prepared in accordance with GAAP.

Forward-Looking Statements

Certain statements in this press release may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements involve substantial risks and uncertainties. Our forward-looking statements include, but are not limited to, statements regarding our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts (including our outlook for Q4 2022) or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “can,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about: (1) anticipated trends, growth rates, and challenges in our business and in the markets in which we operate; (2) demand for products and services and changes in traffic; (3) changes in the business and competitive environment in which we operate; (4) developments and projections relating to our competitors and the digital media industry; (5) the impact of national and local economic and other conditions and developments in technology, each of which could influence the levels (rate and volume) of our subscriptions and advertising, the growth of our business and the implementation of our strategic initiatives; (6) poor quality broadband infrastructure in certain markets; (7) technological developments; (8) our success in retaining or recruiting, or changes required in, officers, key employees or directors; (9) our business, operations and financial performance, including expectations with respect to our financial and business performance, including financial projections and business metrics and any underlying assumptions thereunder and future business plans and growth opportunities; (10) our future capital requirements and sources and uses of cash, including our ability to obtain additional capital in the future; (11) expectations regarding future acquisitions, partnerships or other relationships with third parties; (12) government regulation, including revised foreign content and ownership regulations; (13) the impact of the COVID-19 pandemic on our business and the actions we may take in the future in response thereto; and (14) our ability to maintain the listing of our Class A common stock and warrants on Nasdaq.

The forward-looking statements contained in this press release are based on current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the sections entitled “Risk Factors” in the Company’s filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. There may be additional risks that we consider immaterial or which are unknown. It is not possible to predict or identify all such risks. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

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Contacts

Media Contact

Carole Robinson, BuzzFeed: carole.robinson@buzzfeed.com

Investor Relations Contact

Amita Tomkoria, BuzzFeed: investors@buzzfeed.com